UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2024

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

568 East Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% notes due 2025	SCCC	NYSE American LLC
6.00% notes due 2026	SCCD	NYSE American LLC
6.00% notes due 2027	SCCE	NYSE American LLC
7.125% notes due 2027	SCCF	NYSE American LLC
8.00% notes due 2027	SCCG	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective November 18, 2024, Sachem Capital Corp, (the “Company”) terminated its relationship with Hoberman & Lesser CPA’s, LLP (“Hoberman”) from serving as the Company’s independent registered public accounting firm and engaged Baker Tilly US, LLP (“Baker Tilly”) as its new independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) directed the process of review of candidate firms to replace Hoberman and approved the decision to engage Baker Tilly.

The reports of Hoberman on the financial statements of the Company for the years ended December 31, 2022 and 2023 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with Hoberman’s audits of the years ended December 31, 2022 and 2023 and reviews of the Company’s financial statements through November 14, 2024, there were no disagreements with Hoberman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Hoberman’s satisfaction, would have caused them to make reference thereto in their report on the financial statements for such years.

The Company has furnished to Hoberman the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Current Report on Form 8-K is Hoberman’s letter to the U.S. Securities and Exchange Commission, dated November 19, 2024 regarding these statements.

During the two most recent fiscal years and through November 14, 2024, the Company has not consulted with Baker Tilly on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c)       Exhibits

Exhibit No.	Description
16.1	Letter, dated November 19, 2024, from Hoberman & Lesser CPA’s, LLP to the U.S. Securities and Exchange Commission, regarding change in certifying accountant of the Company.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: November 19, 2024	By:	/s/ John L. Villano
John L. Villano, CPA
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter, dated November 19, 2024, from Hoberman & Lesser CPA’s, LLP to the U.S. Securities and Exchange Commission, regarding change in certifying accountant of the Company.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).